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                                                                    Exhibit 23.1




                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-91233 and 333-91435) and Form S-3 (No. 333-67428) of
MetaSolv, Inc., of our report dated March 22, 2002 on the financial statements of Architel Systems Corporation appearing in this Current Report on Form 8K/A of MetaSolv, Inc.



/s/ Deloitte & Touche LLP





Toronto, Canada
April 17, 2002